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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): December 14, 2007


                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)



      MISSOURI                         0-20600                  43-1311101
   (State or other                (Commission File           (I.R.S. Employer
   jurisdiction of                     Number)                Identification
    organization)                                                 Number)


   3101 MCKELVEY ROAD
   ST. LOUIS, MISSOURI                                            63044
   (Address of principal executive offices)                     (Zip Code)


                                (314) 291-5110
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.03.        AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                  FISCAL YEAR.

                  Effective December 14, 2007, the Board of Directors of the Registrant approved an amendment to the Registrant's Bylaws permitting ownership of the Registrant's common stock without the issuance of a physical stock certificate. The text of the amendment to the Bylaws is included as
Exhibit 3 to this Current Report on Form 8-K.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
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                      applicable.

                  (b) Pro forma financial information. Not applicable.
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                  (c) Exhibits. See Exhibit Index.
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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 19, 2007

                                       ZOLTEK COMPANIES, INC.



                                       By    /s/ Kevin Schott
                                          --------------------------------------
                                          Kevin Schott
                                          Chief Financial Officer




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                                 EXHIBIT INDEX

Exhibit
Number                                 Description
------                                 -----------

 3                        Amendment to Bylaws of the Registrant.









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